Capital Contribution (SQN AIF IV, L.P.)	2 Months Ended
Sep. 30, 2012
SQN AIF IV, L.P.
Capital Contribution [Line Items]
Capital Contribution

3.

Capital Contributions

The General Partner has made the following cash payments to the Partnership: (i) a general partner capital contribution of $100, and (ii) a loan in the amount of $1,000 for any incidental costs which may arise. The Partnership’s Investment Manager made the initial cash payment to the Partnership of $500 which has been applied against the Investment Manager’s purchase of the initial limited partner’s interest in the Partnership. At September 30, 2012, the Partnership has recorded a subscription receivable from the Investment Manager for the remaining unpaid portion of the initial limited partnership interest of $500. Once the Partnership completes its first closing and admits additional limited partners, the initial limited partner will be refunded its initial capital contribution.